UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

___________________

Filed by the Registrant ☒                              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WisdomTree, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Sean M. Donahue
Paul Hastings LLP
2050 M Street NW
Washington, DC 20036

(202) 551-1704

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 29, 2024, WisdomTree, Inc. (“WisdomTree” or the “Company”) launched a new page (the “Annual Meeting Page”) on its existing investor relations website to communicate with the Company’s stockholders regarding WisdomTree’s 2024 annual meeting of stockholders. The address of the Annual Meeting Page is https://ir.wisdomtree.com/2024-annual-meeting-proxy-vote. A copy of the materials posted by the Company to the Annual Meeting Page, certain of which were previously filed with the Securities and Exchange Commission, are set forth below.

Corporate Website IR OVERVIEW NEWS & EVENTS COMPANY INFO FINANCIALS STOCK DATA SEC FILINGS GOVERNANCE WtSDOMT REE• A Message from Wisdom Tree's CEO 2024 Annual Me.eting • • • • Overview Press Releases ... •• • • IR Calendar • •• • • • • • • • Presentations • • • • • • • • • • •• • Email Alerts Important Information about WisdomTree's 2024 Annual Meeting of Stockholders IMPORTANT PROXY MATERIALS OTHER IMPORTANT UPDATES • April 29, 2024: Wisdom Tree Sends Letter to Stockholders Outlining Company's Strong Performance, Recent Milestones and Strategy for Continued Growth • April 29, 2024: Definitive Proxy Statement • February 27, 2024: Wisdom Tree Board of Directors Sends Letter to Graham Tuckwell in ResP-onse to Mr. Tuckwell's FebruarY- 20 Letter to the Board PROXY STATEMENT PROXY CARD • April 29, 2024: CEO Letter to Stockholders • April 26, 2024: Wisdom Tree Announces First Quarter 2024 Results HOW TO VOTE ABOUT BOARD NOMINEES ENOUGH IS ENOUGH - PROTECT YOUR INVESTMENT IN WISDOMTREE -VOTE FOR ALL NINE WISDOMTREE DIRECTORS WisdomTree has a proven track record and the right vision for growth and success. Wisdom Tree stockholders will have an important choice to make at the 2024 Annual Meeting of Stockholders on June 12, 2024. At this meeting, stockholders will have the opportunity to send a clear signal of support for Wisdom Tree by placing a vote on the WHITE proxy card or voting instruction form for ALL NINE of Wisdom Tree's highly qualified nominees with the right mix of experience and skillsets to oversee Wisdom Tree's strategy and performance: Lynn S. Blake Anthony Bossone Smita Conjeevaram Rilla Delorier Daniela Mielke Shamla Naidoo Win Neuger Tonia Pankopf Jonathan Steinberg A dissident stockholder, ETFS Capital Limited, is attempting to stop Wisdom Tree's positive momentum and prevent our growth by urging our stockholders to vote against certain Wisdom Tree's director nominees. For the third year in a row, ETFS Capital's founder and chairman, Graham Tuckwell, is putting forth numerous fa lse and misguided claims to divert attention from Wisdom Tree's record performance and successful execution of our stated strategic plan. Wisdom Tree has made significant improvements to our corporate governance, including appointing six new, independent voices, two of which were previously nominated by Mr. Tuckwell, and rotating all committee chairs. The Wisdom Tree Board is diverse, independent and highly qualified, with the right mix of expertise and perspective to guide and support our strategy, growth and vision. PROTECT YOUR INVESTMENT IN WISDOMTREE TODAY AND VOTE FOR ALL NINE NOMINEES. Wisdom Tree urges stockholders to vote FOR ALL NINE of Wisdom Tree's highly qualified director nominees - Lynn S. Blake, Anthony Bossone, Smita Conjeevaram, Rilla Delorier, Daniela Mielke, Shamla Naidoo, Win Neuger, Tonia Pankopf and Jonathan Steinberg - on the WHITE proxy card TODAY. Discard the gold proxy card. How to Vote YOUR VOTE IS IMPORTANT PLEASE VOTE ON THE WHITE PROXY CARD TODAY "FOR" ALL WISDOMTREE NOMINEES! Remember, you can vote your shares via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card. If you have questions, or need assistance, in voting your shares on the WHITE proxy card, please contact our proxy solicitor: lnnisfree M&A lncor(!orated Stockholders and All Others Call toll-free: (877) 750-5836 Banks and Brokers Call: (212) 750-5833 If you have already done so, you have every legal right to change your vote TODAY using the WHITE proxy card - by voting over the Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided in the mailing, or by following the instructions on the WHITE voting instruction form. Disclaimer: Cautionary Statement Regarding Forward-Looking Statements VOTE FOR: Lynn S. Blake Anthony Bessone Smita Conjeevaram Rilla Delorier Daniela Mielke Shamla Naidoo Win Neuger Tonia Pankopf Jonathan Steinberg Any statements contained in this webpage that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are identified by use of the words "anticipates," "believes' " "estimates," "expects'" " intends'" "pla'ns" " predicts'" "proJ·ects'" "should'" "vi,ews " and similar expressions • Any forwardlooking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the impact and contributions of the slate of director nominees Wisdom Tree has nominated, and Wisdom Tree's ability to achieve its financial and business plans, goals and objectives and drive stockholder value, including with respect to its ability to successfully implement its strategy relating to Wisdom Tree Prime'", and other risk factors discussed from time to time in Wisdom Tree's filings with the SEC, including those factors discussed under the caption "Risk Factors" in its most recent annual report on Form 10-K, filed with the SEC on February 23, 2024, and in subsequent reports filed with or furnished to the SEC. Wisdom Tree assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after the date of the respective statements. Important Additional Information and Where to Find It The Company has fi led with the SEC a definitive proxy statement on Schedule 14A (the "Proxy Statement"), containing a form of WHITE proxy card, in connection with the solicitation of proxies for the 2024 Annual Meeting and, beginning on April 29, 2024, mailed the Proxy Statement and other relevant documents to its stockholders as of the April 19, 2024 record date for the 2024 Annual Meeting. This communication is not a substitute for any proxy statement or other document that the Company has filed or may fi le with the SEC in connection with any solicitation by the Company. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLU DING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The Company's stockholders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing this website at httP-s://ir.wisdomtree.com/sec-filings. Certain Information Regarding Participants in the Solicitation The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company's directors and executive officers in the Company is included in the Proxy Statement under the heading "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", which was fi led with the SEC on April 29, 2024 and can be found through the SE C's website. To the extent holdings of the Company's securities by such potential participants (or the identity of such participants) have changed since the information printed in the Proxy Statement, such information has been or will be reflected in Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. These documents are or will be available free of charge at the SE C's website at httP-s://www.sec.gov. Additional Disclaimer Wisdom Tree has neither sought nor obtained the consent from any third party to use any statements or information contained in this webpage that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. iili EMAIL ALERTS ile COMPANY PROFILE ~ CONTACTS ;;.. RSS NEWS FEED ©2024 Wisdom Tree, Inc.All Rights Reserved. Wisdom Tree, Wisdom Tree Prime and the Company logo are trademarks of Wisdom Tree, Inc., in the United States and el sewhere. All other trademarks are those of their respective owners. Privacy Poli~ Cookie PolicY. Terms of Use Accessibili!Y. SitemaQ

WISDOMTREE®

www.wisdomtree.com

WisdomTree Board Nominees

Pictured below are WisdomTree's highly qualified director nominees, who are up for election at WisdomTree's 2024 Annual Meeting of Stockholders, which will take place on June 12, 2024. Each of our director nominees possesses significant and extensive experience relevant to WisdomTree's business strategy, including global business, financial, accounting, ETF, technology and digital transformation expertise, and many years in senior leadership positions in the investment management and financial services industries.

WisdomTree urges its stockholders to vote **"FOR" ALL NINE WISDOMTREE DIRECTOR NOMINEES** on the **WHITE** proxy card **TODAY.**



Lynn S. Blake

- Extensive leadership experience in the asset management industry
- Provides expertise in investment management, including institutional investor perspectives
- Managed more than 1,400 portfolios and ETFs with assets over $2.3 trillion while CIO of Global Equity Beta Solutions at State Street



Smita Conjeevaram

- Decades of financial, accounting and compliance expertise with a strong track record of guiding global companies through significant growth
- Served as CFO at financial services companies including Fortress Investment, Everquest Financial and Strategic Value Partners
- Extensive experience serving on public company boards and committees



Daniela Mielke

- Deep financial and transaction experience as executive, founder, board member and advisor
- Decades of expertise in driving growth strategies, and public company board experience
- Led PayPal's growth and strategy amid major digital disruption in payments industry



Win Neuger

- Decades of experience in senior management positions in asset management industry
- Holds deep understanding of WisdomTree's business model and expertise in ETFs, accounting, and financial reporting
- Led the management of AIG's global investment portfolio with $753 billion in assets



Jonathan Steinberg

- Visionary leader who founded WisdomTree in 1988, continuously looking ahead for next generation of innovative digital assets and financial products (e.g., tokenization and blockchain-enabled finance)
- Provides extensive knowledge of our business and is the developer of WisdomTree's proprietary index methodology
- Provides essential insight and guidance to our Board from a management perspective



Anthony Bossone

- Expertise in global finance, accounting, and compliance
- Provides the industry and technical skillset to evaluate our business model—as a former equity trader
- Directs and oversees Atlantic-Pacific Capital's financial and regulatory compliance strategy as its Chief Financial Officer



Rilla Delorier

- Extensive executive experience leading digital transformation across the banking sector
- Deep technical expertise in digital product development, marketing and customer acquisition, cybersecurity practices, and more
- Led the successful digital transformation of Umpqua Bank as Chief Strategy and Digital Transformation Officer



Shamla Naidoo

- Experienced executive and public company board director with specialization in digital and technology transformation and innovation
- Has executive experience leading digital strategies for several public companies
- Led IBM's innovation and growth strategy in cybersecurity as its Global Chief Information Security Officer



Tonia Pankopf

- Extensive experience as an investment manager and strategic financial advisor
- Decades of experience serving on public company boards, including investment funds
- As a Managing Partner of Pareto Advisors, has advised numerous public and private companies on capital investment and financial strategy